UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 11, 2021

SKYWEST, INC.

(Exact name of registrant as specified in its charter)

Utah	0-14719	87-0292166
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

444 South River Road St. George, Utah	84790
(Address of principal executive offices)	(Zip Code)

(435) 634-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, No Par Value	SKYW	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (section 240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 11, 2021, upon the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors (the “Board”) of SkyWest, Inc. (the “Company”), the Board approved an increase in its authorized size from ten members to eleven members and appointed Smita Conjeevaram to fill the vacancy created by such increase.

Ms. Conjeevaram, 60, is a global executive with over 25 years in finance and nearly a decade of experience at two of the Big 4 worldwide accounting firms, including PricewaterhouseCoopers LLP. In her most recent operational role, Ms. Conjeevaram served as Deputy CFO of Fortress Investment Group’s Credit Funds and CFO of the Fortress Investment Group’s Credit Hedge Funds. She currently serves as a director and audit committee member of SS&C Technologies, Inc. Ms. Conjeevaram is a Certified Public Accountant and holds a Bachelor’s of Science in Accounting and Business Administration from Butler University.

Ms. Conjeevaram will be compensated under the Company’s non-employee director compensation program as in effect from time to time, as most recently described in the Company’s 2020 definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 13, 2020. Ms. Conjeevaram will enter into the Company’s standard form of Indemnification Agreement, which has been filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

There is no arrangement or understanding between Ms. Conjeevaram and any other person pursuant to which Ms. Conjeevaram was appointed as a director. Ms. Conjeevaram is not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended. The Board has determined that Ms. Conjeevaram is an independent director in accordance with the listing requirements of the Nasdaq Global Select Market.

On January 11, 2021, the Company issued a press release announcing Ms. Conjeevaram’s appointment to the Board. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No	Description

99.1	Press Release dated January 11, 2021.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYWEST, INC.

Date: January 11, 2021	By	/s/ Robert J. Simmons

Robert J. Simmons, Chief Financial Officer